UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 3, 2008

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 3, 2008, VIVUS, Inc., or the Company, entered into several agreements with Deerfield Management Company, L.P., or Deerfield, a healthcare investment fund, and its affiliates, Deerfield Private Design Fund L.P. and Deerfield Private Design International, L.P. (collectively, the Deerfield Affiliates).  Under the agreements Deerfield and its affiliates have agreed to provide $30 million in funding to the Company.  The $30 million in funding consists of $20 million from a Funding and Royalty Agreement (referred to as the FARA), and $10 million from the sale of the Company’s common stock.  Under the FARA, the Deerfield Affiliates will make six payments of approximately $3.3 million, beginning at the closing and quarterly thereafter.  The Company has agreed to pay royalties on the current net sales of MUSE, a product marketed by the Company and once approved, future sales of avanafil, an investigational product candidate, to a newly-incorporated subsidiary of Deerfield.  The term of the FARA is ten years.   Under a securities purchase agreement, the Deerfield Affiliates have agreed to purchase 1,626,017 shares of the Company’s common stock for an aggregate purchase price of $10 million.  The Company has agreed to pay a $500,000 fee to the Deerfield Affiliates and to reimburse certain expenses incurred in this transaction up to $250,000. The agreements also provide the Company with an option to purchase, and the Deerfield Affiliates with an option to compel the Company to purchase, the Deerfield subsidiary holding the royalty rights.  If either party exercises its option, any further royalty payments would be effectively terminated.  In exchange for the option right, the Company will pay $2 million to the Deerfield Affiliates.  Collectively, these transactions are referred to as the Deerfield Transactions.

Each of the material agreements relating to the Deerfield Transactions is summarized in greater detail below.

Funding and Royalty Agreement

In connection with the Deerfield Transactions, Deerfield incorporated a special purpose entity, Deerfield ED Corporation, or ED.  ED was incorporated to hold the royalty rights acquired from the Company by Deerfield.  The acquisition of the royalty rights is governed by the Funding and Royalty Agreement, dated April 3, 2008, by and between ED and the Company, or the FARA.  A copy of the FARA is attached as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference.

Pursuant to the FARA, the Company granted a right to a percentage royalty on the current net sales of MUSE and any future net sales on the Company’s investigational product candidate avanafil, or the Royalty Products for 10 years. Payments in respect of the royalty rights, or Royalty Payments, are required to be made no later than 60 days following the end of each quarter, or, with respect to the fourth fiscal quarter, no later than the date fourth quarter earnings are publicly announced.  In exchange for the royalty rights, ED shall pay the Company an aggregate of $20 million in six payments to the Company.  Such payments are referred to as the Funding Payments.  The Funding Payments are to be made quarterly over 16 months, beginning on the fifteenth business day following the execution of the FARA.

Pursuant to the FARA, ED may defer a Funding Payment for up to 10 days if the Company does not pay any Royalty Payment when due.  If the Company does not make such Royalty Payment within the 10-day deferral period, ED shall pay the Funding Payment less an estimate of the unpaid Royalty Payment equal to a percentage of the net sales of Royalty Products during the corresponding quarter of the prior year.  If a Funding Payment is not made by ED when due, the Company may decrease the Royalty Payment on a pro rata basis in proportion to the number of days such Funding Payment is overdue.

The FARA is subject to customary closing conditions and contains customary representations, warranties and covenants for a transaction of this type, including covenants requiring the Company to use commercially reasonable efforts to preserve its intellectual property, manufacture, promote and sell MUSE, and develop avanafil.  Pursuant to the FARA, to satisfy the funding obligation to the Company, ED represents that it has entered into subscription agreements with the Deerfield Affiliates, whereby ED will receive an amount in exchange for issuing shares of its common stock to the Deerfield Affiliates.

Subscription Agreements

In connection with the Deerfield Transactions, ED has entered into two subscription agreements, one with each of the Deerfield Affiliates, collectively referred to as the Subscription Agreements.  Pursuant to the Subscription Agreements, the Deerfield Affiliates will pay ED $20 million in six payments.  Such payments are referred to as the Subscription Payments.  The Subscription Payments are to be made on the same 16-month quarterly schedule as the Funding Payments.  In return for the Subscription Payments, ED will issue a total of 20,000 shares of its common stock to the Deerfield Affiliates in six equal installments.

The Company is not a party to the Subscription Agreements; however, the Subscription Agreements contain provisions whereby all parties to them acknowledge that ED intends to use the Subscription Payments to make Funding Payments to the Company and that so long as the Company is not in breach of the FARA, the Company is a third party beneficiary of the obligations of the Deerfield Affiliates with full rights of enforcement as if the Company were a party to the Subscription Agreements.  Copies of the Subscription Agreements are attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are hereby incorporated by reference.

Option and Put Agreement

In connection with the Deerfield Transactions, the Company, the Deerfield Affiliates and ED entered into the Option and Put Agreement, dated April 3, 2008, or the OPA.  Pursuant to the OPA, the Deerfield Affiliates have granted the Company an option to purchase all of the outstanding shares of common stock of ED, or the Shares, from the Deerfield Affiliates, referred to as the Option, and the Company has agreed to grant the Deerfield Affiliates an option to require the Company to purchase all of the outstanding shares of common stock of ED from the Deerfield Affiliates, referred to as the Put Right.  A copy of the OPA is attached as Exhibit 10.5 to this Current Report on Form 8-K and is hereby incorporated by reference.

The Option

If the Company exercises the Option, base consideration for the Option exercise, or Base Option Price, will be:

•                  $25 million, if the Option is exercised on or prior to the third anniversary of the execution of the OPA; or

•                  $28 million, if the Option is exercised subsequent to the third anniversary but prior to the fourth anniversary of the execution of the OPA.

The aggregate consideration payable by the Company upon exercise of the Option, or the Option Purchase Price, would be equal to the sum of the Base Option Price, plus: (i) the cash and cash equivalents held by ED at the date of the closing of the resulting sale of the common stock of ED; (ii) accrued and unpaid royalties; and minus (i) the option premium of $2 million which is to be paid at the closing of the transaction (referred to as the Option Premium); (ii) accrued but unpaid taxes; (iii) unpaid Funding Payments; and (iv) any other outstanding liabilities of ED.  The Option terminates on the fourth anniversary of the execution of the OPA.

In consideration of the grant of the Option, the Company shall pay $2 million to the Deerfield Affiliates simultaneously with the payment of the first Funding Payment under the FRA.  This payment is referred to as the Option Premium.  As indicated in the calculation of the Option Purchase Price, if the Option is exercised by the Company the Option Premium will be applied to reduce the Option Purchase Price.

The Put Right

The Put Right terminates on the tenth anniversary of the execution of the OPA and will become exercisable on the earliest of:

•                  the third anniversary of the execution of the OPA;

•                  any date on which:

(1)          the market capitalization of the Company falls below $50,000,000; or

(2)          the amount of cash and cash equivalents as defined, held by the Company falls below $15,000,000; or

(3)          the fifteenth day following the delivery of written notice to the Company that the Company has failed to make Royalty Payments in accordance with the provisions of the FARA unless the Company makes such Royalty Payments prior to such fifteenth day; or

(4)          a Major Transaction, as defined below, closes.

If the Deerfield Affiliates exercise the Put Right, base consideration for the put exercise, or the Base Put Price, will be:

•                  $23 million, if the Put Right is exercised on or prior to the third anniversary of the execution of the OPA and the Company has notified the Deerfield Affiliates of its intent to enter into a Major Transaction (such notice is referred to as a Major Transaction Notice); or

•                  $26 million, if the Put Right is exercised subsequent to the third anniversary of the execution of the OPA and the Company has provided the Deerfield Affiliates a Major Transaction Notice; or

•                  $17 million, in all other cases.

The aggregate consideration payable by the Company upon exercise of the Put Right, or the Put Purchase Price, would be equal to the sum of the Base Put Price, plus: (i) the cash and cash equivalents held by ED at the date of the closing of the resulting sale of the common stock of ED; (ii) accrued and unpaid royalties; and minus (i) accrued but unpaid taxes; (ii) unpaid Funding Payments; and (iii) any other outstanding liabilities of ED.

Major Transactions

Pursuant to the OPA, the following events would qualify as Major Transactions:

•                  a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination or similar event:

(1) following which the holders of common stock of the Company immediately preceding such event either:

(a) no longer hold a majority of the shares of the common stock of the Company; or

(b) no longer have the ability to elect a majority of the board of directors of the Company;

(2) as a result of which shares of common stock of the Company are changed into (or the shares of common stock become entitled to receive) the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, collectively referred to as Change in Control Transactions;

•                  a sale or transfer of assets of the Company in one transaction or a series of related transactions for a purchase price of more than $350 million where the consideration to be payable at or within thirty days of closing of such transaction or transactions has a value of more than $350 million, or a sale, transfer or license of all or substantially all assets or proprietary rights of the Company that relate specifically to MUSE or avanafil; or

•                  a purchase, tender or exchange offer made to the holders of outstanding shares of the Company’s common stock, such that following such purchase, tender or exchange offer a Change in Control Transaction shall have occurred; or

•                  an issuance or series of issuances in a series of related transactions by the Company of an aggregate number of shares of common stock in excess of 20% of the Company’s outstanding common stock on the date hereof if, immediately prior to such issuance, the market capitalization of the Company is less than $300 million.

Security Agreements

In connection with the FRA, ED and the Company have entered into a security agreement, referred to as the Royalty Security Agreement, whereby the Company has granted ED a security interest in certain collateral held by the Company.  Company assets in which the security agreements grant a security interest are referred to as the Collateral.  The Collateral includes: all of the Company’s drug applications; all existing and future licenses relating to the development, manufacture, warehousing, distribution, promotion, sale, importing or pricing of the Royalty Products; the Company’s intellectual property and all of the accounts,inventory and equipment arising out of or relating to the Royalty Products.  However, Collateral does not include the “Collateral” as defined by the Term Loan Agreement dated January 4, 2006 between the Company and Crown Bank, N.A.  A copy of the Royalty Security Agreement is attached as Exhibit 10.6 to this Current Report on Form 8-K and is hereby incorporated by reference.

In connection with the OPA, the Deerfield Affiliates and the Company have entered into a security agreement, referred to as the Option Security Agreement, whereby the Company has granted the Deerfield Affiliates a security interest in the same Collateral as defined by the Royalty Security Agreement.  The security interest granted to the Deerfield Affiliates by the Option Security Agreement has priority to that granted to ED by the Royalty Security Agreement.  A copy of the Option Security Agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K and is hereby incorporated by reference.

Securities Purchase Agreement

In connection with the Deerfield Transactions, the Deerfield Affiliates have agreed to purchase 1,626,017 shares of the Company’s common stock for an aggregate purchase price of $10 million. The number of shares was determined based on the average volume weighted average closing price on the Nasdaq Global Market of the Company’s common stock on the three days prior to the execution of the Securities Purchase Agreement, dated April 3, 2008, by and between the Company, the Deerfield Affiliates and Deerfield. This agreement is referred to as the SPA.  A copy of the SPA is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Pursuant to the SPA, the Company is required to reimburse the Deerfield Affiliates for up to $250,000 of their cost in obtaining outside counsel in connection with the SPA.  In addition, provided that the $10 million purchase price is paid in full by the Deerfield Affiliates, the Company will pay a fee of $500,000 to Deerfield.  The closing of the purchase of shares contemplated by the SPA will occur on the fifteenth business day following the execution of the SPA. The SPA is subject to customary closing conditions and contains customary representations, warranties and covenants for a transaction of this type. The SPA also contains, as a condition to each party’s performance, a requirement that the counterparty executes and delivers the Funding and Royalty Agreement and the Option and Put Agreement, both of which are discussed below.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.  Other Events.

On April 4, 2008, the Company issued a press release entitled “VIVUS Enters into Funding Collaboration for the Phase 3 Studies of Avanafil for Erectile Dysfunction,” a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 3, 2008, by and among VIVUS, Inc., Deerfield Private Design Fund L.P., Deerfield Private Design International, L.P. and Deerfield Management Company, L.P.
10.2	Funding and Royalty Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and VIVUS, Inc.
10.3	Subscription Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and Deerfield Private Design Fund L.P.
10.4	Subscription Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and Deerfield Private Design International, L.P.
10.5	Option and Put Agreement, dated April 3, 2008, by and among VIVUS, Inc. and Deerfield ED Corporation, Deerfield Private Design International, L.P. and Deerfield Private Design Fund L.P.
10.6	Security Agreement, Exhibit A to the Funding and Royalty Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and VIVUS, Inc.
10.7	Security Agreement, Exhibit 4 to the Option and Put Agreement, dated April 3, 2008, by and between VIVUS, Inc. and Deerfield Private Design Fund L.P. and Deerfield Private Design International, L.P.
99.1	Press Release, dated April 4, 2008 entitled “VIVUS Enters into Funding Collaboration for the Phase 3 Studies of Avanafil for Erectile Dysfunction.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date:  April 4, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 3, 2008, by and among VIVUS, Inc., Deerfield Private Design Fund L.P., Deerfield Private Design International, L.P. and Deerfield Management Company, L.P.
10.2	Funding and Royalty Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and VIVUS, Inc.
10.3	Subscription Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and Deerfield Private Design Fund L.P.
10.4	Subscription Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and Deerfield Private Design International, L.P.
10.5	Option and Put Agreement, dated April 3, 2008, by and among VIVUS, Inc. and Deerfield ED Corporation, Deerfield Private Design International, L.P. and Deerfield Private Design Fund L.P.
10.6	Security Agreement, Exhibit A to the Funding and Royalty Agreement, dated April 3, 2008, by and between Deerfield ED Corporation and VIVUS, Inc.
10.7	Security Agreement, Exhibit 4 to the Option and Put Agreement, dated April 3, 2008, by and between VIVUS, Inc. and Deerfield Private Design Fund L.P. and Deerfield Private Design International, L.P.
99.1	Press Release, dated April 4, 2008 entitled “VIVUS Enters into Funding Collaboration for the Phase 3 Studies of Avanafil for Erectile Dysfunction.”